Exhibit 10.25

SUPPLEMENTAL AGREEMENT

This Supplemental Agreement (this “Agreement”), is made and entered into as of the 27th day of February, 2015, by and among each of the purchasers listed on Schedule 2 attached hereto (collectively, “Purchaser”), American Realty Capital Hospitality Operating Partnership, L.P., a Delaware limited partnership (“ARC OP”), American Realty Capital Hospitality Trust, Inc., a Maryland corporation (“ARC REIT”), Nicholas S. Schorsch, an individual (“NSS”), William M. Kahane, an individual (“WMK”), Edward M. Weil, Jr., an individual (“MW”), and Peter M. Budko, an individual (“PMB”, and together with NSS, WMK and MW, the “Individual Indemnitors”, and the Individual Indemnitors, together with ARC OP and ARC REIT, the “ARC Indemnitors”), Whitehall Street Global Real Estate Limited Partnership 2007, a Delaware limited partnership (“Whitehall Street”), Whitehall Parallel Global Real Estate Limited Partnership 2007, a Delaware limited partnership (“Whitehall Parallel”, and together with Whitehall Street, “Whitehall”), and each of the seller parties (“Sellers”) listed on Schedule 1 to that certain Amended and Restated Real Estate Sale Agreement, dated as of November 11, 0214, by and between Sellers and Purchaser (as amended, modified or supplemented from time to time, the “Sale Agreement”). Any capitalized term used but not defined herein shall have the meaning ascribed thereto in the Sale Agreement.

WITNESETH:

WHEREAS, Purchaser and Sellers previously entered into the Sale Agreement;

WHEREAS, the Sale Agreement requires Purchaser to, and cause the ARC Indemnitors to, enter into this Agreement on the Closing Date for the benefit of Whitehall and Sellers;

WHEREAS, each of the ARC Indemnitors have a direct or indirect interest in Purchaser and/or otherwise a material financial relationship with Purchaser such that they will receive substantial economic and other benefits from the consummation of the transactions described in the Sale Agreement and the compliance by Purchaser with the Sale Agreement;

WHEREAS, in connection with Purchaser’s consummation of the Debt Assumption, Whitehall is required to provide certain indemnification agreements and/or guarantees in connection with the Assumed Debt as described in Section 2.4.2 of the Sale Agreement (any such indemnification agreements and guarantees, as amended, modified, supplemented or reaffirmed from time to time, the “Whitehall Guarantees”); and

NOW, THEREFORE, in consideration of the mutual agreements hereinafter contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby covenant and agree as follows:

1.          Guaranty Reimbursement.

(a)          If, at any time, Whitehall is called upon to satisfy any obligation under any of the Whitehall Guarantees (each, a “Claim”), or Whitehall makes a payment in connection with any of the Whitehall Guarantees (each, a “Payment”), then, in each case, within three (3) Business Days after the ARC Indemnitors receive notice of the Claim or Payment by Whitehall, as applicable, the ARC Indemnitors shall, in the case of a Claim, satisfy in full the amount of the Claim and, in the case of a Payment, reimburse Whitehall in cash for the full amount of such Payment (together with interest thereon at a per annum rate equal to fifteen percent (15%) from the date upon which Whitehall has first made the Payment in question through the date of reimbursement to Whitehall in full). The ARC Indemnitors shall be jointly and severally liable for all such reimbursement obligations. The term “Payment” shall include, without limitation, all attorneys’ fees and disbursements, court costs and experts’ and consultants’ fees and disbursements incurred in connection with any of the Whitehall Guarantees or in enforcing any rights hereunder. For the avoidance of doubt, no ARC Indemnitor shall have any obligation to satisfy any Claim or make any reimbursement in respect of a Payment hereunder to the extent that both such Claim or Payment arises under the Whitehall Guarantees and (i) such Whitehall Guarantees are continuations of the Guaranty and Environmental Indemnity under the Assumed Debt prior to Closing and such Claim or Payment arises from the actions of Whitehall or its affiliates occurring prior to the Closing or (ii) such Claim or Payment arises from the actions of Whitehall or its affiliates (it being agreed that none of Purchaser Holdco or its subsidiaries shall be deemed an affiliate of Whitehall unless a Change of Control (as defined below) has occurred).

(b)          The reimbursement obligations of each ARC Indemnitor hereunder are absolute, irrevocable and unconditional, irrespective of the value, genuineness, validity, regularity or enforceability of the obligation giving rise to the Claim or Payment or any agreement or instrument relating thereto, or any substitution, release or exchange of any other guarantee of or security for any obligation, and, to the fullest extent permitted by applicable law, irrespective of any other circumstance whatsoever which might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor; it being the intent of the parties hereto that such obligations shall be absolute and unconditional under any and all circumstances. With respect to its obligations hereunder, each ARC Indemnitor hereby expressly waives diligence, presentment, demand of payment, protest and all notices whatsoever, and any requirement that any other party exhaust any right, power or remedy or proceed against any person or entity.

(c)          The obligations of the ARC Indemnitors hereunder shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of such ARC Indemnitor in respect of any obligation hereunder is rescinded or must be otherwise restored by the person receiving such payment, whether as a result of any proceedings in bankruptcy or reorganization or otherwise.

(d)          To the extent that any of the foregoing payment or reimbursement obligations is unenforceable by virtue of any law, public policy or common law doctrine, the party that would have had the obligation to make a payment or reimbursement with respect thereto agrees to contribute the maximum portion that it is permitted to contribute under applicable law to the payment and satisfaction of its liability under such payment and reimbursement obligations.

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(e)          Each of the provisions of this Section 1 shall survive the termination of, or release of Whitehall under, any of the Whitehall Guarantees.

2.          Preferred Guarantees. On the date hereof, each of the Individual Indemnitors shall join and deliver to Sellers, as contemplated in Section 4.3.8 of the Sale Agreement, (a) the Bad Boy Guaranty (in the form attached to the Sale Agreement as Exhibit E-2) (the “Bad Boy Guaranty”), (b) the Mandatory Redemption Guaranty (in the form attached to the Sale Agreement as Exhibit E-3) and (c) the Environmental Indemnity Agreement (in the form attached to the Sale Agreement as Exhibit E-4), the failure of which shall constitute a material default of Purchaser under the Sale Agreement.

3.          Monthly Payment to Whitehall.

(a)          So long as the Whitehall Guarantees remain in effect, if at any time ARC OP or ARC REIT, either individually or in the aggregate, satisfy the net worth and liquidity requirements for a Replacement Guarantor under the Loan Agreement, Purchaser and the ARC Indemnitors shall use their diligent efforts to have ARC OP and/or ARC REIT serve as the sole Guarantor under the Assumed Debt and to have Whitehall released from its obligations under the Whitehall Guarantees in accordance with Section 7.2 of the Loan Agreement (but without limitation of any of the payment obligations described under Section 1 hereof).

(b)          In the event that Whitehall has not been released from each of the Whitehall Guarantees in accordance with Section 7.2 of the Loan Agreement by the date that is eighteen (18) months after the Closing Date, ARC OP and ARC REIT, on a joint and several basis, shall pay to Whitehall the sum of Eight Million and No/100ths Dollars ($8,000,000.00) per annum, payable monthly in equal installments in arrears in cash on the first (1st) business day of each month, until such time that Whitehall has been released from each of the Whitehall Guarantees in accordance with Section 7.2 of the Loan Agreement (it being understood that such amounts shall be in addition to any amounts payable under Section 1 hereof, whether before or after the date of such release). Notwithstanding the foregoing, in the event that both a Changeover Notice (as defined in the Purchaser Holdco Operating Agreement) has been delivered in accordance with the Purchaser Holdco Operating Agreement and a Qualified Preferred Equity Vehicle Change of Control (as such term is defined in the Loan Agreement) has occurred in accordance with the Loan Agreement (the occurrence of both of the foregoing, a “Change of Control”), ARC OP and ARC REIT shall have no further obligation to make the payments under this Section 3(b) that would have accrued from and after the effective date of such Qualified Preferred Equity Vehicle Change of Control (it being agreed that this sentence shall not apply with respect to amounts that have accrued prior to the effective date of such Qualified Preferred Equity Vehicle Change of Control).

4.          Bankruptcy, etc.

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(a)          In the event that any entity becomes subject to any proceeding or petition under Title 11 of the United States Code entitled “Bankruptcy”, as amended from time to time, or any successor statute or statutes or any rules and regulations promulgated thereunder, or any other federal or state bankruptcy or insolvency law, or comparable foreign laws relating to bankruptcy, insolvency or creditors’ rights (such laws, statutes and rules, collectively, “Bankruptcy Laws” and any such proceeding or petition thereunder, a “Bankruptcy Proceeding”), such that Whitehall may have liability or loss under any of the Whitehall Guarantees (each such entity subject to any such Bankruptcy Proceeding, a “Subject Debtor”), each ARC Indemnitor shall pay over to Whitehall (within three (3) Business Days of the receipt thereof) the full amount of any benefits received by any such ARC Indemnitor or its controlled affiliates by virtue of such Bankruptcy Proceeding (including, without limitation, any distributions received in respect of a plan of reorganization or so-called “363” or comparable sale, any fees or any other payments from or relating to any of the Real Property or any direct or indirect interest therein). In addition, each of the ARC Indemnitors agrees that none of them or their respective controlled affiliates shall (i) directly or indirectly participate in or otherwise provide or originate any so-called “debtor-in-possession financing” to any Subject Debtor, (ii) directly or indirectly cause or permit any Subject Debtor to solicit or accept any such “debtor-in-possession financing” from any ARC Indemnitor or any controlled affiliate thereof, (iii) accept any direct or indirect stock or other equity interest (including any participations, warrants or options) in or any notes, bonds, debentures or other any financial instruments issued by or on behalf of any Subject Debtor (each, a “Retained Interest”) or any other financial benefit (including fees for services) in respect of any Bankruptcy Proceeding or otherwise participate in any so-called “new value plans” (or any comparable transactions) in connection with any such Bankruptcy Proceeding and (iv) during the pendency of any such Bankruptcy Proceeding, directly or indirectly cause or permit any Subject Debtor to solicit or accept any equity contributions from any ARC Indemnitor or controlled affiliate of any ARC Indemnitor in return for any Retained Interest or other financial benefit (including fees for services). In the event that any of the ARC Indemnitors or controlled affiliates receive any Retained Interest despite their respective obligations set forth clauses (iii) and (iv), it shall immediately sell to Whitehall and the Sellers (to be apportioned between them at the direction of Whitehall and the Sellers) all such Retained Interests for an aggregate purchase price equal to ten dollars ($10.00).

(b)          Each of the ARC Indemnitors agrees that none of them or their respective controlled affiliates shall seek or encourage substantive consolidation under the Bankruptcy Laws in respect of any Subject Debtor.

(c)          Each of the ARC Indemnitors agrees that none of them or their respective controlled affiliates shall contest, oppose or object to any motion made by any of Whitehall, the Sellers or their respective affiliates to obtain relief from the automatic stay or to reinstate the automatic stay under any Bankruptcy Law with respect to any Bankruptcy Proceeding.

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5.          Representations and Warranties. Each of the Purchaser and the ARC Indemnitors represents and warrants, on a joint and several basis, to Whitehall and the Sellers as follows:

(a)          Such party has all necessary power and authority to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement constitutes the valid and legally binding obligation of such party, enforceable in accordance with its terms and conditions, except as such enforceability may be limited by bankruptcy, insolvency, liquidation, moratorium, reorganization or other similar laws affecting rights of creditors generally and by general principles of equity (regardless of whether considered in a proceeding at law or in equity). Such party is not required to give any notice to, make any filing with, or obtain any authorization, consent, or approval of any government or governmental agency in order to perform its obligations under this Agreement.

(b)          Neither the execution and the delivery of this Agreement, nor the performance of such party’s obligations hereunder, will (i) to the extent such party is an entity, violate any provision of the organizational documents of such party, (ii) violate any statute, regulation, rule, injunction, judgment, order, decree, charge or other restriction of any government, governmental agency, or court to which such party is subject or (iii) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify or cancel, or require any notice or consent which has not been given or obtained, under any agreement, contract, lease, license, instrument, or other arrangement to which such party is bound or to which such party’s assets are subject.

6.          Enforcement; Amendments; Waivers. No delay on the part of Whitehall or any Seller in the exercise of any right or remedy arising under this Agreement or otherwise with respect to all or any part of any obligation hereunder, shall operate as a waiver thereof, and no single or partial exercise by Whitehall or any Seller of any such right or remedy shall preclude any further exercise thereof. No modification or waiver of any of the provisions of this Agreement shall be binding upon any party hereto, except as expressly set forth in a writing duly signed and delivered by the party against whom such modification or waiver is sought. Failure by Whitehall or any Seller at any time or times hereafter to require strict performance by the ARC Indemnitors or Purchaser of all or part of their respective obligations hereunder shall not waive, affect or diminish any right of any party at any time or times hereafter to demand strict performance thereof. Any determination by a court of competent jurisdiction of the amount of any obligation hereunder shall be conclusive and binding on the parties hereto. Each of Purchaser and the Sellers agree that any default or breach by any of the Purchaser or the ARC Indemnitors of their respective obligations hereunder shall constitute a material default or breach under the Sale Agreement.

7.          Interest; Enforcement Costs. Any amounts not paid hereunder when due shall accrue interest (without duplication of any interest provided for in Section 1(a) hereof) at a per annum rate equal to fifteen percent (15%) from the time such amounts were due until such amounts (together with any accrued and unpaid interest) is paid in full. In the event that

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Purchaser or any ARC Indemnitor shall breach or fail to timely perform any provision of this Agreement, the ARC Indemnitors shall, on a joint and several basis, immediately upon demand by any of Whitehall or the Sellers pay all of Whitehall or the applicable Sellers’ costs and expenses (including court costs and attorneys’ fees) incurred by them in the enforcement hereof or the preservation of their rights hereunder.

8.          Separate Right of Action. A separate right of action hereunder shall arise each time any of Whitehall or any Seller acquires knowledge of any matter which may require payment or action pursuant to this Agreement or of any violation of any of the terms hereof. Separate and successive actions may be brought hereunder to enforce any of the provisions hereof at any time and from time to time. No action hereunder shall preclude any subsequent action, and each party hereby waives and covenants not to assert any defense in the nature of splitting of causes of action or merger of judgments.

9.          Effectiveness; Termination; Release.

(a)          This Agreement shall become effective upon its execution by each of the parties hereto.

(b)          This Agreement shall continue in full force and effect and may not be terminated or otherwise revoked until either all of the obligations hereunder have been discharged or all applicable statutes of limitation with respect thereto have expired, whichever occurs later, or except as expressly set forth in a writing duly signed and delivered by each of the parties hereto.

(c)          At any time prior to the declaration of a Changeover Event (as defined in the Purchaser Holdco Operating Agreement), if Whitehall has been released from the Whitehall Guarantees in accordance with Section 7.2 of the Loan Agreement, the ARC Indemnitors shall be entitled to request the release of any Individual Indemnitor from its obligations hereunder so long as, (i) such Individual Indemnitor does not then owe any amounts to any of Whitehall or the Sellers hereunder and (ii) following such release, the remaining ARC Indemnitors continue(s) to satisfy the Net Worth Threshold and Liquid Assets Threshold requirements set forth in Section 5.2 of the Bad Boy Guaranty (without duplication). In connection with any release of an Individual Indemnitor pursuant to this Section 9, Whitehall shall execute and deliver a release of such Individual Indemnitor from all liability hereunder.

10.         Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of each party hereto and their respective successors, permitted assigns, heirs, estates and legal representatives. None of Purchaser or any ARC Indemnitor shall have the right to assign or transfer its rights or obligations under this Agreement without the prior written consent of Whitehall and the Sellers, and any attempted assignment without such consent shall be null and void. All references to the singular shall be deemed to include the plural where the context so requires. All references to the plural shall be deemed to include the singular where the context so requires.

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11.         Governing Law; Jurisdiction; Waivers.

(a)          This Agreement has been negotiated, executed and delivered and shall be governed by and construed in accordance with the laws of the State of New York from time to time in effect, without giving effect to the State of New York’s principles of conflicts of law. EACH PARTY HERETO AGREES THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE TRIED AND LITIGATED IN STATE OR FEDERAL COURTS LOCATED IN THE STATE OF NEW YORK, UNLESS SUCH ACTIONS OR PROCEEDINGS ARE REQUIRED TO BE BROUGHT IN ANOTHER COURT TO OBTAIN SUBJECT MATTER JURISDICTION OVER THE MATTER IN CONTROVERSY. TO THE EXTENT PERMITTED BY LAW, EACH PARTY HERETO IRREVOCABLY WAIVES ANY RIGHT ANY PARTY HERETO MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS, TO ASSERT THAT ANY PARTY HERETO IS NOT SUBJECT TO THE JURISDICTION OF THE AFORESAID COURTS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 11. SERVICE OF PROCESS, SUFFICIENT FOR PERSONAL JURISDICTION IN ANY ACTION AGAINST ANY PARTY HERETO, MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO ANY SUCH PARTY'S ADDRESS INDICATED IN SECTION 12 HEREOF.

(b)          THE PARTIES HERETO HEREBY EXPRESSLY AND UNCONDITIONALLY WAIVE, IN CONNECTION WITH ANY SUIT, ACTION OR PROCEEDING BROUGHT BY THE OTHER PARTY HERETO UNDER THIS AGREEMENT OR IN CONNECTION WITH ANY TRANSACTION CONTEMPLATED HEREBY, ANY AND EVERY RIGHT EITHER OF THEM MAY HAVE TO (A) INJUNCTIVE RELIEF, (B) A TRIAL BY JURY, (C) INTERPOSE ANY COUNTERCLAIM THEREIN (EXCEPT FOR ANY COMPULSORY COUNTERCLAIM WHICH, IF NOT ASSERTED IN SUCH SUIT, ACTION OR PROCEEDING, WOULD BE WAIVED), AND (D) HAVE THE SAME CONSOLIDATED WITH ANY OTHER OR SEPARATE SUIT, ACTION OR PROCEEDING.

12.         Notices. Any notice, report, demand or other instrument authorized or required to be given or furnished pursuant to this Agreement shall be in writing and shall be given in accordance with the procedures for delivering notice under the Sale Agreement and given (i) in the case of Whitehall or Sellers, to the notice parties set forth for the Sellers in the Sale Agreement, or (ii) in the case of the ARC Indemnitors or Purchaser, to the addresses set forth on Schedule 1 attached hereto.

13.         Severability. Wherever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under such law, such provision

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shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Agreement.

14.         Further Assurances. At any time, and from time to time after the date hereof, each of Purchaser and the ARC Indemnitors shall, without further consideration and at its own cost and expense, execute and deliver such additional agreements, instruments documents or certificates and take such further action as shall reasonably be requested by Whitehall or any Seller in order to carry out the provisions of this Agreement.

15.         Entire Agreement. This Agreement embodies the entire agreement and understanding between the parties hereto relating to the subject matter hereof and supercedes all prior agreements and understandings to the extent that it relates to such subject matter, and it is agreed that there are no terms, understandings, representations, or warranties, express or implied, other than those set forth herein; provided, however, that the foregoing does not affect in any manner the Sale Agreement, which such agreement shall continue to be enforceable in accordance with its terms.

16.         No Third Party Beneficiary. This Agreement is for the purpose of defining the respective rights and obligations of the parties hereto and is not for the benefit of any creditor or other third party.

17.         Counterparts. This Agreement may be executed in multiple counterparts, each of which shall constitute a duplicate original, but all of which together shall constitute one and the same instrument.

18.         Consultation. Each of the parties hereto represents and warrants that it has consulted with its advisors and counsel with respect to its obligations under this Agreement and the adequacy of the consideration that it has received with respect thereto, and that such consideration is in all respects adequate and the value thereof is not less than the value of its obligations under this Agreement.

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IN WITNESS WHEREOF, the undersigned have duly executed and delivered this Agreement on the date first above written.

PURCHASER:

American Realty Capital Hospitality Portfolio Member, LLC, a Delaware limited liability company

By:	American Realty Capital Hospitality
Operating Partnership, L.P., its sole member

	By:	American Realty Capital Hospitality Trust, Inc.,
its general partner

By:
		Name:	Jonathan Mehlman
		Title:	CEO and President

ARC Hospitality Portfolio I Owner, LLC, a Delaware
limited liability company

By:
	Name:	Jonathan Mehlman
	Title:	CEO and President

ARC Hospitality Portfolio I TFGL Owner, LLC, a
Delaware limited liability company

By:
	Name:	Jonathan Mehlman
	Title:	CEO and President

ARC Hospitality Portfolio I BHGL Owner, LLC, a
Delaware limited liability company

By:
	Name:	Jonathan Mehlman
	Title:	CEO and President

ARC Hospitality Portfolio I PXGL Owner, LLC, a
Delaware limited liability company

By:
	Name:	Jonathan Mehlman
	Title:	CEO and President

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ARC Hospitality Portfolio I GBGL Owner, LLC, a
Delaware limited liability company

By:
	Name:	Jonathan Mehlman
	Title:	CEO and President

ARC Hospitality Portfolio I NFGL Owner, LLC, a
Delaware limited liability company

By:
	Name:	Jonathan Mehlman
	Title:	CEO and President

ARC Hospitality Portfolio I MBGL 1000 Owner, LLC, a Delaware limited liability company

By:
	Name:	Jonathan Mehlman
	Title:	CEO and President

ARC Hospitality Portfolio I MBGL 950 Owner, LLC, a
Delaware limited liability company

By:
	Name:	Jonathan Mehlman
	Title:	CEO and President

ARC Hospitality Portfolio I NTC Owner, LP, a Delaware limited partnership
By: ARC Hospitality Portfolio I NTC Owner GP,
LLC, its general partner

By:
	Name:	Jonathan Mehlman
	Title:	CEO and President

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ARC Hospitality Portfolio I DLGL Owner, LP, a Delaware limited partnership

By: ARC Hospitality Portfolio I NTC Owner GP,
LLC, its general partner

By:
	Name:	Jonathan Mehlman
	Title:	CEO and President

ARC Hospitality Portfolio I SAGL Owner, LP, a Delaware limited partnership

By: ARC Hospitality Portfolio I NTC Owner GP,
LLC, its general partner

By:
	Name:	Jonathan Mehlman
	Title:	CEO and President

ARC Hospitality Portfolio II Owner, LLC, a Delaware
limited liability company

By:
	Name:	Jonathan Mehlman
	Title:	CEO and President

ARC Hospitality Portfolio II NTC Owner, LP, a Delaware limited partnership

By: ARC Hospitality Portfolio II NTC Owner GP,
LLC, its general partner

By:
	Name:	Jonathan Mehlman
	Title:	CEO and President

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ARC INDEMNITORS:

AMERICAN REALTY CAPITAL HOSPITALITY OPERATING PARTNERSHIP, L.P.

	By:	American Realty Capital Hospitality Trust, Inc., its general partner

By:
		Name:	Jonathan Mehlman
		Title:	CEO and President

American Realty Capital Hospitality Trust, Inc.

By:
	Name:	Jonathan Mehlman
	Title:	CEO and President

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NICHOLAS S. SCHORCSH

Name: Nicholas S. Schorsch

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WILLIAM M. KAHANE

Name: William M. Kahane

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EDWARD M. WEIL, JR.

Name: Edward M. Weil, Jr.

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PETER M. BUDKO

Name: Peter M. Budko

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WHITEHALL:

Whitehall Street Global Real Estate Limited Partnership 2007,
a Delaware limited partnership

By:	WH Advisors, L.L.C. 2007,
a Delaware limited liability company
Its: General Partner

By:
Name:
Title:

Whitehall PARALLEL Global REAL ESTATE LIMITED PARTNERSHIP 2007, a Delaware limited partnership

By:	WH Parallel Advisors, L.L.C. 2007,
a Delaware limited liability company
Its: General Partner

By:
Name:
Title:

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SELLERS:

W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company

By:	WNT Mezz I, LLC, a Delaware limited liability company, its Managing Member

By:
Name:
Title:

W2007 EQUITY INNS REALTY, L.P., a Delaware limited partnership

By:	W2007 Equity Inns Realty Gen-Par, LLC, a Delaware limited liability company, its General Partner

By:
Name:
Title:

W2007 EQI DALTON PARTNERSHIP, L.P., a Tennessee limited partnership

By:	W2007 EQI Financing Corporation VI, a Tennessee corporation, its General Partner

By:
Name:
Title:

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W2007 EQI HOUSTON PARTNERSHIP, L.P., a Tennessee limited partnership

By:	W2007 EQI FL Corporation, a Tennessee corporation, its General Partner

By:
Name:
Title:

W2007 EQI CARLSBAD PARTNERSHIP, L.P., a Tennessee limited partnership

By:	W2007 EQI Carlsbad Corporation, a Tennessee corporation, its General Partner

By:
Name:
Title:

W2007 EQI HI AUSTIN PARTNERSHIP, L.P., a Tennessee limited partnership

By:	W2007 EQI HI Austin Corporation, a Tennessee corporation, its General Partner

By:
Name:
Title:

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W2007 EQI NAPERVILLE PARTNERSHIP, L.P., a Tennessee limited partnership

By:	W2007 EQI Naperville Corporation, a Tennessee corporation, its General Partner

By:
Name:
Title:

W2007 EQI COLLEGE STATION PARTNERSHIP, L.P., a Tennessee limited partnership

By:	W2007 EQI College Station Corporation, a Tennessee corporation, its General Partner

By:
Name:
Title:

W2007 EQI EAST LANSING PARTNERSHIP, L.P., a Tennessee limited partnership

By:	W2007 EQI FL Corporation, a Tennessee corporation, its General Partner

By:
Name:
Title:

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W2007 EQI INDIANAPOLIS PARTNERSHIP, L.P., a Tennessee limited partnership

By:	W2007 EQI Indianapolis Corporation, a Tennessee corporation, its General Partner

By:
Name:
Title:

W2007 EQI KNOXVILLE PARTNERSHIP, L.P., a Tennessee limited partnership

By:	W2007 EQI Knoxville Corporation, a Tennessee corporation, its General Partner

By:
Name:
Title:

W2007 EQI MILFORD CORPORATION, a Tennessee corporation

By:	W2007 EQI Milford Corporation, a Tennessee corporation, its General Partner

By:
Name:
Title:

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W2007 EQI ORLANDO 2 PARTNERSHIP, L.P., a Tennessee limited partnership

By:	W2007 EQI FL Corporation, a Tennessee corporation, its General Partner

By:
Name:
Title:

W2007 EQI URBANA PARTNERSHIP, L.P., a Tennessee limited partnership

By:	W2007 EQI FL Corporation, a Tennessee corporation, its General Partner

By:
Name:
Title:

W2007 EQI RIO RANCHO PARTNERSHIP, L.P., a Tennessee limited partnership

By:	W2007 EQI FL Corporation, a Tennessee corporation, its General Partner

By:
Name:
Title:

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W2007 EQI LOUISVILLE PARTNERSHIP, L.P., a Tennessee limited partnership

By:	W2007 EQI Financing Corporation VI, a Tennessee corporation, its General Partner

By:
Name:
Title:

W2007 EQI AUGUSTA PARTNERSHIP, L.P., a Tennessee limited partnership

By:	W2007 EQI FL Corporation, a Tennessee corporation, its General Partner

By:
Name:
Title:

W2007 EQI ORLANDO PARTNERSHIP, L.P., a Tennessee limited partnership

By:	W2007 EQI Orlando Corporation, a Tennessee corporation, its General Partner

By:
Name:
Title:

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W2007 EQI SEATTLE PARTNERSHIP, L.P., a Tennessee limited partnership

By:	W2007 EQI FL Corporation, a Tennessee corporation, its General Partner

By:
Name:
Title:

W2007 EQI JACKSONVILLE PARTNERSHIP I, L.P., a Tennessee limited partnership

By:	W2007 EQI Financing Corporation VI, a Tennessee corporation, its General Partner

By:
Name:
Title:

W2007 EQI ASHEVILLE PARTNERSHIP, L.P., a Tennessee limited partnership

By:	W2007 EQI Financing Corporation VI, a Tennessee corporation, its General Partner

By:
Name:
Title:

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W2007 EQI SAVANNAH 2 PARTNERSHIP, L.P., a Tennessee limited partnership

By:	W2007 EQI FL Corporation, a Tennessee corporation, its General Partner

By:
Name:
Title:

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Schedule 1

Notice Addresses

If to Whitehall
or Sellers:	c/o Goldman Sachs Realty Management, L.P.
6011 Connection Drive
Irving, Texas 75039
Attn: Greg Fay
Facsimile No.: (972) 368-3699
Telephone No.: (972) 368-2743

with copies to:	Whitehall Street Global Real Estate Limited Partnership 2007
c/o Goldman, Sachs & Co.
200 West Street
New York, New York 10282
Attn: Chief Financial Officer
Facsimile No.: (212) 357-5505
Telephone No.: (212) 902-5520

and:	Sullivan & Cromwell LLP
125 Broad Street
New York, New York 10004
Attention: Anthony J. Colletta, Esq.
Facsimile No. (212) 291-9029
If to Purchaser or
ARC Indemnitors:	c/o American Realty Capital
405 Park Avenue
New York, New York 10022
Attn: Jon Mehlman
Facsimile No.: (212) 421-5799
Telephone No.: (646) 626-8857

with a copy to:	c/o American Realty Capital
405 Park Avenue
New York, New York 10022
Attn: Michael Ead
Facsimile No.: (212) 421-5799
Telephone No.: (646) 381-0604

Schedule 2

Purchaser

ARC Hospitality Portfolio I Owner, LLC, a Delaware limited liability company

ARC Hospitality Portfolio I BHGL Owner, LLC, a Delaware limited liability company

ARC Hospitality Portfolio I PXGL Owner, LLC, a Delaware limited liability company

ARC Hospitality Portfolio I GBGL Owner, LLC, a Delaware limited liability company

ARC Hospitality Portfolio I NFGL Owner, LLC, a Delaware limited liability company

ARC Hospitality Portfolio I MBGL 1000 Owner, LLC, a Delaware limited liability company

ARC Hospitality Portfolio I MBGL 950 Owner, LLC, a Delaware limited liability company

ARC Hospitality Portfolio I NTC Owner, LP, a Delaware limited partnership

ARC Hospitality Portfolio I DLGL Owner, LP, a Delaware limited partnership

ARC Hospitality Portfolio I SAGL Owner, LP, a Delaware limited partnership